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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-53505.


                                                     /s/ ARTHUR ANDERSEN LLP

Dallas, Texas,
June 29, 1999